PURCHASE AGREEMENT
                              by and between
                         NEWCARE HEALTH CORPORATION
                                   and
                           LENOX HEALTHCARE, INC.

                           Dated as of May 20, 1999

                              PURCHASE AGREEMENT

                                 INTRODUCTION

     THIS PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 19th day of May, 1999, by and among NEWCARE HEALTH CORPORATION, a Nevada corporation ("NewCare"), and LENOX HEALTHCARE, INC., a Massachusetts corporation (the "Buyer").

                             W I T N E S S E T H:

     WHEREAS, the Buyer desires to purchase from NewCare, and NewCare desires to sell to the Buyer, 500,000 shares (the "Shares") of the common stock, par value $.02 per share, of NewCare (the "NewCare Common Stock") and warrants to purchase an additional 500,000 shares of NewCare Common Stock (the "Warrants") in exchange for the Purchase Price (as hereinafter defined) in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the respective covenants, representations and warranties herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                  ARTICLE 1
                       SALE AND PURCHASE OF THE SHARES

     SECTION 1.1 Sale and Purchase. Subject to the terms and conditions hereinafter set forth, on June 1, 1999, NewCare shall sell to the Buyer, and the Buyer shall purchase from NewCare, all of the Shares and the Warrants in exchange for the Purchase Price.

     SECTION 1.2 Purchase Price. As full payment for the Shares, on June 1, 1999, the Buyer shall pay to NewCare cash in the amount of Five Hundred Thousand Dollars ($500,000) contemporaneous with the delivery by NewCare of the certificate or certificates representing the Shares pursuant to Section
1.3 hereof by wire transfer to an account designated by NewCare in writing (the "Purchase Price").

     SECTION 1.3 Deliveries. Contemporaneous with the execution and delivery hereof: (i) NewCare shall deliver to the Buyer, (A) a Warrant Certificate, substantially in the form attached hereto as Exhibit A and incorporated herein by this reference (the "Warrant Certificate"), for the Warrants, duly executed by NewCare, (B) the management agreements substantially in the forms attached hereto as Exhibit B and Exhibit C (collectively, the "Management Agreements"), each duly executed by NewCare, and (C) a registration rights agreement substantially in the form attached hereto as Exhibit D; and (ii) the Buyer shall deliver to NewCare (A) the Management Agreements, each duly executed by the Buyer, and (B) the

Registration Rights Agreement, duly executed by the Buyer.  On June 1, 1999,
(x) NewCare shall deliver to the Buyer a certificate or certificates for the Shares, free and clear of any and all liens, claims, options, charges, encumbrances or rights of others; and (y) the Buyer shall deliver to NewCare the Purchase Price in accordance with the terms of Section 1.2 hereof.

                                  ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES OF NEWCARE

     NewCare hereby represents and warrants to the Buyer as follows:

     SECTION 2.1 Organization. NewCare is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     SECTION 2.2 Authority and Binding Effect. NewCare has the full power and authority to execute, deliver and perform this Agreement, the Warrant Certificate and the Management Agreements and have taken all actions necessary to secure all approvals required in connection herewith and therewith. The execution and delivery of this Agreement, the Warrant Certificate, the Management Agreements and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not contravene or violate the Articles of Incorporation or Bylaws of NewCare or any of its other governing documents. This Agreement, the Warrant Certificate, the Management Agreements and the Registration Rights Agreement constitute the legal, valid and binding obligations of NewCare, enforceable against NewCare in accordance with their respective terms, except as such enforceability may be subject to bankruptcy, moratorium, insolvency, reorganization, arrangement, voidable preference, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors and except as the same may be subject to the effect of general principles of equity.

     SECTION 2.3 Absence of Restrictions and Conflicts. The execution, delivery and performance of this Agreement, the Warrant Certificate, the Management Agreements and the Registration Rights Agreement, the consummation of the transactions contemplated hereby and thereby and the fulfillment of and compliance with the terms and conditions hereof and thereof do not and will not, with the passage of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Articles of Incorporation or Bylaws of NewCare, (ii) any contract which is material to the business and operations of NewCare and its subsidiaries taken as a whole, (iii) any judgment, decree or order of any court or governmental authority or agency to which NewCare is a party or by which NewCare or its properties is bound, or (iv) any statute, law, regulation or rule applicable to NewCare, so as to have in the case of subsections (ii) through (iv) above, a material adverse effect on the assets, liabilities, results of operations, financial condition, business or prospects of NewCare. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to NewCare is required in connection with the execution, delivery or performance of this Agreement, the Warrant Certificate, the Management Agreements and the Registration Rights Agreement by NewCare or the consummation of the transactions contemplated hereby and thereby, the failure to obtain which could reasonably be expected

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



to have, individually or in the aggregate, a material adverse effect upon the assets, liabilities, results of operations, financial condition, business or prospects of NewCare.

     SECTION 2.4 Capitalization. The authorized capital stock of NewCare is as set forth in NewCare's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. Each share of NewCare Common Stock which is outstanding as of the date hereof is, and when issued the Shares will be, duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive rights.

                                 ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer hereby represents and warrants to NewCare as follows:

     SECTION 3.1 Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     SECTION 3.2 Authority and Binding Effect. The Buyer has the full power and authority to execute, deliver and perform this Agreement, the Management Agreements and the Registration Rights Agreement and have taken all actions necessary to secure all approvals required in connection herewith and therewith. The execution and delivery of this Agreement, the Management Agreements and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not contravene or violate the Articles of Incorporation or Bylaws of the Buyer. This Agreement, the Management Agreements and the Registration Rights Agreement constitute the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be subject to bankruptcy, moratorium, insolvency, reorganization, arrangement, voidable preference, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors and except as the same may be subject to the effect of general principles of equity.

     SECTION 3.3 Absence of Restrictions and Conflicts. The execution, delivery and performance of this Agreement, the Management Agreements and the Registration Rights Agreement, the consummation of the transactions contemplated hereby and thereby and the fulfillment of and compliance with the terms and conditions hereof and thereof do not and will not, with the passage of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Articles of Incorporation or Bylaws of the Buyer, (ii) any contract which is material to the business and operations of the Buyer and its subsidiaries taken as a whole, (iii) any judgment, decree or order of any court or governmental authority or agency to which the Buyer is a party or by which the Buyer or its properties is bound, or (iv) any statute, law, regulation or rule applicable to the Buyer, so as to have in the case of subsections (ii) through (iv) above, a material adverse effect on the assets, liabilities, results of operations, financial condition, business or prospects of the Buyer. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to the Buyer is required in connection with the execution, delivery or performance of this Agreement, the Management Agreements and the Registration Rights Agreement by

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


the Buyer or the consummation of the transactions contemplated hereby and thereby, the failure to obtain which could reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the assets, liabilities, results of operations, financial condition, business or prospects of the Buyer.

     SECTION 3.4 Qualification of Buyer. Buyer (i) is an "accredited investor" within the meaning of Regulation D of the regulations of the Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and is acquiring the Shares pursuant hereto for its own account and not with a view to, or for resale in connection with, any distribution thereof; (ii) understands and acknowledges that the Shares have not been registered under the Securities Act or any state securities laws by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of the Buyer's investment intent as expressed herein; (iii) is able to bear the economic risk of investment in the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Shares; (iv) has been provided with all information or been given access to all information with respect to NewCare which the Buyer believes might affect its decision whether to consummate the transactions contemplated hereby; and (v) understands and acknowledges that the Shares will be "restricted securities", as that term is defined in Rule 144 under the Securities Act, and that the certificate or certificates representing the Shares will bear a legend restricting transfer unless (A) the transfer is exempt from the registration requirements of the Securities Act and all applicable state securities law and an opinion of counsel reasonably satisfactory to NewCare that such transfer is exempt therefrom is delivered to NewCare or (B) the transfer is made pursuant to an effective registration statement under the Securities Act and all applicable state securities law. In determining to proceed with the transactions contemplated hereby, the Buyer has relied solely on the results of its own independent investigation with respect to NewCare and the Shares and upon the representations and statements of NewCare set forth herein. The Buyer acknowledges that the representations and statements to the Buyer by NewCare set forth herein constitute the sole and exclusive representations, warranties, covenants and statements of NewCare or any of its affiliates in connection with the transactions contemplated hereby, and the Buyer understands, acknowledges and agrees that all other representations, warranties, covenants and statements of any kind or nature, whether oral or contained in any writing other than this Agreement and each of the other documents contemplated hereby, are specifically disclaimed by NewCare.

                                  ARTICLE 4
                          MISCELLANEOUS PROVISIONS

     SECTION 4.1 Election to Board of Directors. Immediately upon the execution and delivery of this Agreement, NewCare shall take whatever action is necessary to cause the NewCare Board of Directors, at and immediately after the date hereof, to consist of seven (7) individuals, two (2) of whom shall be individuals chosen by the Buyer, in its sole discretion, and at least three
(3) of whom shall be outside directors. If any person chosen by the Buyer to serve on the NewCare Board of Directors is unable or unwilling to serve, or if a director chosen by the Buyer resigns or is removed from the NewCare Board of Directors, such person shall be replaced by an individual or individuals designated by the Buyer, in its sole discretion.

     SECTION 4.2 Notices. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods: (i) personal delivery; (ii) facsimile transmission; (iii) registered or certified mail, postage prepaid, return receipt requested; or (iv) overnight delivery service requiring acknowledgment of receipt. Any such notice or communication shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

     To the Buyer:

          Lenox Healthcare, Inc.
          75 South Church Street, Suite 650
          Pittsfield, Massachusetts  01201
          Fax No. (413) 448-2120
          Attn:  General Counsel

     To NewCare:

          NewCare Health Corporation
          6000 Lake Forest Drive, Suite 200
          Atlanta, Georgia 30328
          Facsimile:  (404) 843-9677
          Attn:  Philip M. Rees, Esq.

All such notices and communications shall be deemed received upon (i) actual receipt thereof by the addressee, (ii) actual delivery thereof to the appropriate address as evidenced by an acknowledged receipt, or (iii) in the case of a facsimile transmission, upon transmission thereof by the sender and confirmation of receipt. In the case of notices or communications sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice or communication to the addressee at the address provided for above; provided, however, such mailing shall in no way alter the time at which the facsimile notice or communication is deemed received.

     SECTION 4.3 Incorporation of Exhibits. All Exhibits hereto are hereby incorporated into this Agreement and made a part hereof as if set out in full herein.

     SECTION 4.4 Successors in Interest. This Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns, and any reference to a party hereto shall also be a reference to any such successor or assign.

     SECTION 4.5 Number; Gender. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

     SECTION 4.6 Captions. The titles, captions and table of contents contained in this Agreement are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. Unless otherwise specified to the contrary, all references to Articles and Sections are references to Articles and Sections of this Agreement and all references to Exhibits are references to Exhibits to this Agreement.

     SECTION 4.7 Controlling Law; Integration; Amendment. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia without reference to its choice of law rules. This Agreement and the documents executed pursuant hereto or in connection herewith supersede all negotiations, agreements and understandings among the parties with respect to the subject matter hereof and constitutes the entire agreement among the parties hereto. This Agreement may not be amended, modified or supplemented except by written agreement of the parties hereto.

     SECTION 4.8 Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

     SECTION 4.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

     SECTION 4.10 Enforcement of Certain Rights. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto, and their respective heirs, legal representatives, successors and assigns, as the case may be, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such person being deemed a third party beneficiary of this Agreement.

     SECTION 4.11 Fees and Expenses. The Buyer and NewCare shall each pay its own fees, costs and expenses incurred in connection with this Agreement, the Warrant Certificate, the Management Agreements and the Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the fees, costs and expenses of its financial advisors, accountants and counsel.


                            [SIGNATURES NEXT PAGE]


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



     IN WITNESS WHEREOF, the Buyer and NewCare have each caused this Agreement to be executed and delivered on its behalf by an officer thereunto duly authorized, all as of the date first above written.


                                NEWCARE HEALTH CORPORATION



                                By:/s/ Chris Brogdon
                                Its:

                                LENOX HEALTHCARE, INC.



                                By:/s/ Thomas M. Clarke
                                Its: President

                                  EXHIBIT A

                             WARRANT CERTIFICATE


THE WARRANT REPRESENTED BY THIS CERTIFICATE (THE "WARRANT") HAS BEEN (i) ACQUIRED FOR INVESTMENT AND (ii) ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND APPLICABLE STATE SECURITIES LAWS. THE WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF, CANNOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED, OTHER THAN PURSUANT TO (i) AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION THAT IS OTHERWISE IN COMPLIANCE WITH THE ACT AND (ii) EVIDENCE REASONABLY SATISFACTORY TO THE ISSUER OF COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL SECURITIES LAWS. THE ISSUER SHALL BE ENTITLED TO RELY UPON AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH SUCH LAWS.

No. 1                                                      June 1, 1999

                  VOID AFTER 5:00 P.M. ATLANTA, GEORGIA TIME
                                ON JUNE 1, 2004
                            (the "Expiration Date")

                           NEWCARE HEALTH CORPORATION
                              Warrant Certificate

     THIS CERTIFIES THAT for value received LENOX HEALTHCARE, INC., a Massachusetts corporation whose principal address is 75 South Church Street, Suite 650, Pittsfield, Massachusetts 01201 ("Holder"), is the owner of a Warrant that, subject to the terms of this Warrant Certificate, entitles the Holder to purchase up to Five Hundred Thousand (500,000) fully paid and non-assessable shares (the "Shares") of the common stock, $.02 par value per share (the "Common Stock"), of NEWCARE HEALTH CORPORATION., a Nevada corporation (the "Company"), at the purchase price of Two and 20/100 Dollars ($2.20) per share (the "Exercise Price"), upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto, duly executed, at any time prior to the Expiration Date.

     1. Registration. The Warrant has been numbered and registered in a warrant register (the "Warrant Register"). The Company shall treat the Holder of the Warrant as set forth in the Warrant Register as the owner in fact thereof for all purposes. The Company is not liable for any registration or transfer of any Warrant that is registered or any Warrant that will become registered in the name of a fiduciary or its nominee unless the Company has actual knowledge that a fiduciary or its nominee is committing a breach of trust by requesting such registration or transfer or has actual knowledge of such facts that its participation therein amounts to bad faith.

     2. Transfer of Warrant. The Warrant is transferable on the books of the Company only upon delivery of the Warrant to the Company, duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official certified copy thereof, shall be deposited with the Company. Should an executor, administrator, guardian or other legal representative of a Holder effect such a transfer, then duly authenticated evidence of its authority must be produced and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company agrees to deliver a new Warrant or Warrants to the persons entitled thereto. Notwithstanding the foregoing, the Company has no obligation to transfer the name of a Holder on its books to any person, unless the Holder furnishes the Company evidence of compliance with the Act, in accordance with the provisions of Section 9 hereof.

     3. Period of Exercise. The Exercise Price and the number of Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 8 hereof. Subject to the provisions of this Warrant, the Holder has the right to purchase from the Company (and the Company will issue and sell to such registered Holder) all of the Shares from and after the date hereof until June 1, 2004, at which time this Warrant shall expire and no longer be exercisable.

     4. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder in whole or in part (but not as to a fractional Share), by surrendering the Warrant to the Company or its duly authorized agent, with the form of Election to Purchase, a copy of which is attached hereto, duly completed and signed, and upon paying to the Company the Exercise Price, as may be adjusted in accordance with the provisions of Section 8 hereof, for the number of Shares for which this Warrant is exercised. Payment of such Exercise Price may be made (a) in cash; (b) by certified check, bank draft or drawn postal, express money order payable to the order of NewCare Health Corporation; or (c) upon a dollar for dollar cancellation of any principal outstanding under any indebtedness of the Company payable to Holder, if any. Upon the surrender of this Warrant, payment of the Exercise Price as described above and payment of all tax obligations as described in Section 5 below, the Company agrees to cause to be issued and delivered with all reasonable dispatch to or upon the written order of the registered Holder and (subject to receipt of evidence of compliance with the Act in accordance with the provisions of Section 9 hereof) in such name or names as such registered Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 10 hereof, in respect of any fractional Share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of surrender of this Warrant, payment of the Exercise Price as described above and payment of all tax obligations as described in Section 5 hereof; provided, however, that if, at the date of surrender of this Warrant and payment of the Exercise Price and taxes the transfer books for the Common Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificates for the Shares for which this Warrant is exercised shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificates for such Shares; and provided further, however, that the transfer books shall not be closed at any one time for a period longer than twenty (20) consecutive calendar days unless otherwise required by law.

     5. Payment of Taxes. The Holder agrees to pay all documentary stamp taxes (whether federal, state or local) attributable to the exercise of this Warrant and the issuance of any Shares upon such exercise by delivery of cash or a certified check payable to the Company in the amount of all such taxes. In addition, as a condition to the exercise of the Warrant, the Company may require the Holder to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of this Warrant. Such payment or reimbursement shall be in the manner set forth in this Section 5.

     6. Mutilated or Missing Warrants. Should this Warrant be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for, and upon cancellation of, the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new Warrant of like tenor representing an equivalent right or interest. The Company shall issue and deliver such new Warrant only upon receipt of evidence reasonably satisfactory to the Company, if requested, of such loss, theft or destruction of such Warrant and a reasonable indemnity. Applicants for such substitute Warrants also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     7. Reservation of Common Stock, etc. The Company has reserved out of the authorized and unissued shares of the Common Stock a number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock (the "Transfer Agent") and every subsequent Transfer Agent for any shares of the Common Stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares of the Common Stock as shall be requisite for such purpose. The Company will supply such Transfer Agent with duly executed stock certificates for such purposes. Any Warrant surrendered in the exercise of the rights hereby evidenced shall be cancelled, and such cancelled Warrant shall constitute sufficient evidence of the number of Shares that have been issued upon the exercise of such Warrant. No shares of Common Stock shall be subject to reservation concerning any Warrant not exercised on or prior to the Expiration Date.

     8. Adjustments of Warrant Price and Number and Kind of Shares. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events subsequent to the date hereof.

     (a) In case the Company shall (i) pay a dividend in shares of its capital stock or make a distribution in shares of its capital stock (whether of the Common Stock or of any other class of capital stock), (ii) subdivide its outstanding Common Stock into a greater number of shares or (iii) combine its outstanding Common Stock into a smaller number of shares, then the number of Shares (calculated immediately prior to such change) shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the total number of shares of Common Stock of the Company by reason of such change, and the Exercise Price of the Shares after such change shall, in the case of an increase in the number of shares of Common Stock, be proportionately reduced, and, in case of a decrease in the total number of shares of Common Stock, be proportionately increased. An adjustment made pursuant to this Paragraph (a) of this Section 8 shall become effective immediately after the record date for determining stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution in shares of the Company's capital stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Paragraph (a) of this Section 8, the Holder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall in good faith determine the allocation of the adjusted exercise price between or among shares of such classes of capital stock.

     (b) If any capital reorganization or reclassification of the capital stock of the Company (other than by change in par value, or from par value to no par value, or from no par value to par value where such change in par value does not result in any change in the number of outstanding shares), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for the Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right, and the Company shall enter into such agreements as may be necessary to effectuate such right, thereafter and until the expiration of the period of convertibility, to convert this Warrant into the same kind and amount of stock, securities or assets as the stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the same number of shares of the Common Stock as the number of Shares then subject to this Warrant.

     (c) No adjustment in the Exercise Price shall be required unless and until such adjustments would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments that by reason of this Paragraph (c) of this Section 8 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest whole Share, as the case may be.

     (d) If at any time as a result of any adjustment made pursuant to Paragraph A of this Section 8, the Holder of this Warrant shall become entitled to receive any shares of the Company's capital stock other than Common Stock, then the number of such other shares receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions concerning the Common Stock contained in Paragraphs (a) through (c), inclusive, of this
Section 8.

     (e) Irrespective of any adjustments in the Exercise Price or the number or kind of Shares or shares of other capital stock of the Company or of others purchasable upon exercise of this Warrant, any warrants theretofore or thereafter issued may continue to express the same price and number and kind of Shares or shares of other capital stock of the Company or of others as are stated in such warrants when initially issued.

     9. Registration Under the Securities Act of 1933. Neither this Warrant nor the Shares have been registered under the Act in reliance on exemption from such registration requirements provided by Section 4(2) of the Act and Regulation D promulgated thereunder, and under exemptions provided by applicable state securities laws. The Holder, by its acceptance hereof, covenants and agrees that it will not transfer or dispose of this Warrant or any of the Shares except pursuant to (a) an effective registration statement filed under the Act or (b) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from the registration requirements under the Act and applicable state securities laws is available and otherwise in accordance with the conditions set forth in Section 2 hereof.

     10. Fractional Interests. No fractional shares of the Common Stock will be issued upon the exercise of this Warrant or any future Warrants issued in replacement hereof, but in lieu thereof a cash payment will be made to the Holder.

     11. Rights of Warrant Holders. No Holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable to Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under seal by its duly authorized officer and delivered as of the date and year first written above.


                                NEWCARE HEALTH CORPORATION


                                By:_______________________________
                                   Christopher F. Brogdon,
                                   Chief Executive Officer
[CORPORATE SEAL]


Attest:______________________________
       Secretary

                          FORM OF ELECTION TO PURCHASE
     (To be executed if holder desires to exercise the Warrant Certificate)

TO:  NEWCARE HEALTH CORPORATION

     The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to purchase 500,000 shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:

Insert federal tax identification number or other identifying number:________

                              Lenox Healthcare, Inc.
                                  (Print Name)

      75 South Church Street, Suite 650, Pittsfield, Massachusetts  01201
                                 (Print Address)



                                             Dated:___________




                              LENOX HEALTHCARE, INC.


                              By:___________________________________

                              Its:___________________________________

                                   EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 20, 1999, by and between NEWCARE HEALTH CORPORATION, a Nevada corporation ("NewCare"), and LENOX HEALTHCARE, INC., a Massachusetts corporation (the "Buyer"), pursuant to the Purchase Agreement dated of even date herewith between NewCare and the Buyer (the "Purchase Agreement"). In order to induce the buyer to enter into the Purchase Agreement, NewCare has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the consummation of the transactions contemplated by the Purchase Agreement.

     NewCare agrees with the Buyer for the benefit of the Buyer, as follows:

     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          Affiliate: With respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any officer or director of such other Person. For purposes of this definition, the term "control" of a Person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling," "controlled by," and "under direct or indirect common control with" have meanings correlative thereto.

          Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of Atlanta, Georgia are authorized or obligated by law or executive order to close.

          Common Stock: The shares of common stock, $.02 par value, of NewCare.

          Demand Registration:  See Section 2(a) hereof.

          Effectiveness Period: The period commencing with June 1, 1999 and ending on the earlier of June 1, 2001 and the date that all Registrable Securities have ceased to be Registrable Securities.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Indemnified Party:  See Section 5(c) hereof.

          Indemnifying Party:  See Section 5(c) hereof.

          Losses:  See Section 5(a) hereof.

          Person: Any natural person, corporation, partnership, limited liability partnership, limited liability company, trust or other legal entity.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the first paragraph of this Agreement.

          Registrable Securities: Each share of Common Stock issued to the Buyer pursuant to the Purchase Agreement, each share of Common Stock issued to the Buyer upon its exercise of the Warrants (as such term is defined in the Purchase Agreement) and any Common Stock issued with respect thereto upon any stock dividend, split or similar event, until (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is salable pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144, and, as a result of an event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Securities Act (other than any such legends required solely as the consequences of the fact that the Registrable Securities are owned by, or were previously owned by, NewCare or an Affiliate of NewCare) are removed or removable.

          Registration Expenses:  See Section 3 hereof.

          Registration Statement: Any registration statement of NewCare which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Selling Expenses: All underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities.

          Underwriter: The investment banking firm or firms that shall manage or co-manage an offering of the Registrable Securities under the terms of
Section 2 hereof.

     2.     Requested Registration.

     (a) Subject to the conditions of Section 2(b) below, no more than one time during the Effectiveness Period, the Buyer may make written demand on NewCare to register all of the Registrable Securities of the Buyer (being referred to hereinafter as a "Demand Registration").

     (b) In the event that NewCare shall receive from the Buyer a written request that NewCare effect a Demand Registration with respect to all or a part of the Registrable Securities, other than a registration pursuant to Rule 415 under Regulation C promulgated under the Securities Act, NewCare shall:

             (i) as soon as practicable, use its best efforts to effect such Demand Registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "blue sky" or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as is specified in such request; provided that NewCare shall not be obligated to take any action to effect any such Demand Registration pursuant to this Section 2:

                 (A) in any particular jurisdiction in which NewCare would be required to execute a general consent to service of process in effecting such Demand Registration, qualification or compliance unless NewCare is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                 (B)  during the period starting with the date that is sixty
(60) days prior to NewCare's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a NewCare-initiated underwritten registration for an all-cash offer price; provided that NewCare is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

If NewCare is not obligated to effect any requested Demand Registration by virtue of the foregoing clauses (A) and (B), such request shall not be deemed to be a Demand Registration for purposes of Section 2(a). Subject to the foregoing clauses (A) and (B), NewCare shall file a Registration Statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Buyer; provided, however, that if NewCare shall furnish to the Buyer a certificate signed by the Chairman of the Board of NewCare stating that in the good-faith judgment of the Board of Directors of NewCare it would be seriously detrimental to NewCare and its stockholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, NewCare shall have the right to defer such filing (except as provided in clause (B) above) for a period of not more than one hundred eighty (180) days after receipt of the request of the Buyer.

The Registration Statement filed pursuant to the request of the Buyer may, subject to the provisions of Section 2(c) below, include securities offered by NewCare for its own account and/or other securities of NewCare that are held by other NewCare stockholders.

     (c) If the Buyer intends to distribute the Registrable Securities covered by its request by means of an underwritten offering to the public, the Buyer shall so advise NewCare as a part of its request made pursuant to
Section 2(a). The right of the Buyer to a Demand Registration pursuant to this Section 2(c) shall be conditioned upon the Buyer's participation in such underwriting in the manner provided herein.

     If NewCare shall request inclusion in any Demand Registration pursuant to this Section 2(c) of securities being sold for its own account, or if other NewCare stockholders shall request inclusion in any such Demand Registration, then NewCare shall (together with the Buyer) enter into an underwriting agreement in customary form and containing customary terms reasonably acceptable to the Buyer with the representative of the Underwriter selected for such underwriting by NewCare and reasonably acceptable to the Buyer; provided, however, that if NewCare has not selected an Underwriter reasonably acceptable to the Buyer within thirty (30) days after NewCare's receipt of the request for a Demand Registration from the Buyer under this Section 2(c), then the Buyer may select an Underwriter reasonably acceptable to NewCare in connection with such Demand Registration. Notwithstanding any other provision of this Section 2, if the Underwriter representative advises NewCare in writing that marketing factors require a limitation of the number of shares to be underwritten, the Registerable Securities and the securities of NewCare held by NewCare and other stockholders of NewCare to be included in such Demand Registration shall be excluded from such Demand Registration on a pro-rata basis to the extent so required by such limitation. NewCare shall advise the Buyer as to the number of shares of Registrable Securities that may be included in the Demand Registration and underwriting as allocated in the foregoing manner. If the Buyer disapproves of the terms of the underwriting, the Buyer may elect to withdraw therefrom by written notice to NewCare and the Underwriter. The securities so withdrawn shall also be withdrawn from the Demand Registration. If the Underwriter has not limited the number of shares to be underwritten, NewCare may include its securities for its own account in such Demand Registration if the Underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such Demand Registration and underwriting will not be limited thereby.

     3. Expenses of Demand Registration. All expenses incurred in connection with any Demand Registration, qualification or compliance pursuant to this Agreement (collectively, "Registration Expenses") shall be borne by NewCare, and all Selling Expenses shall be borne by the Buyer; provided, however, that NewCare shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for a Demand Registration by the Buyer pursuant to Section 2(c) hereof, the Registration Statement does not become effective, in which case the Buyer shall bear such Registration Expenses; and provided further, however, that if any jurisdiction in which the Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification of the Registrable Securities in that jurisdiction be borne by the selling stockholder, then such expenses shall be payable by the Buyer to the extent required by such jurisdiction.

     4. Registration Procedures. NewCare shall keep the Buyer advised in writing as to the initiation of the Demand Registration and as to the completion thereof. At its expense, NewCare shall use its best efforts to:

     (a) keep such Demand Registration effective for a period of one hundred twenty (120) days or until the Buyer has completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and

     (b) furnish such number of Prospectuses and other documents incident thereto as the Buyer from time to time may reasonably request.

     5.     Indemnification.

     (a) NewCare shall indemnify and hold harmless the Buyer from and against all losses, liabilities, damages and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, except insofar as such Losses arise out of or are based upon the information relating to the Buyer furnished to NewCare by the Buyer expressly for use therein; provided, however, that NewCare shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) the Buyer failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided further, however, that NewCare shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of NewCare with copies of the Prospectus as so amended or supplemented, the Buyer thereafter fails to deliver such Prospectus, as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such Losses who purchased such Registrable Security which is the subject thereof from the Buyer.

     (b) The Buyer agrees to indemnify and hold harmless NewCare, its directors, its officers who sign a Registration Statement and each Person, if any, who controls NewCare (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, to the extent, but only to the extent, that such untrue statement or omission is contained in any information relating to the Buyer so furnished by the Buyer to NewCare expressly for use in such Registration Statement or Prospectus. In no event shall the liability of the Buyer hereunder be greater in amount than the dollar amount of the proceeds received by the Buyer upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing, but failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability hereunder to the extent it is not materially prejudiced as a result thereof. The Indemnifying Party, upon request of the Indemnified

Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention to such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the Indemnifying Party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties under Section 5(a) or 5(b) hereof who are parties to such proceeding or proceedings, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, such Indemnifying Party agrees that it shall be liable for any settlements of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Party of the aforesaid request, and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Indemnifying Parties on the one hand, and the Indemnified Party or Indemnified Parties on the other hand, or (ii) if the allocation provided by clause (i) above, is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above, but also the relative fault of the Indemnifying Party or Indemnified Parties on the one hand, and of the Indemnified Party or Indemnifying Parties on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by NewCare shall be deemed to be equal to the total number of Registrable Securities multiplied by the per share closing price of the Common Stock on the date of this Agreement, as listed on the Nasdaq Small Cap Market or other exchange or interdealer quotation system upon which the Common Stock is listed. Benefits received by the Buyer shall be deemed to be equal to the value of receiving the Registrable Securities and having such shares registered under the Securities Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The relative fault of the Buyer on the one hand, and NewCare on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Buyer or by NewCare and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding this
Section 5(d), the Buyer shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by the Buyer and distributed to the public were offered to the public exceeds the amount of any damages which the Buyer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity, contribution and expense reimbursement obligations of NewCare and the Buyer hereunder shall be in addition to any liability NewCare and the Buyer may otherwise have hereunder, under the Purchase Agreement or otherwise.

     The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Buyer or NewCare, its officers or directors or any Person controlling NewCare, and (iii) the sale of any Registrable Securities by the Buyer.

     6.     Information Requirements.

     (a) NewCare shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time NewCare is not required to file such reports, it will, upon the request of the Buyer, make publicly available other information so long as necessary to permit sales pursuant to Rule 144. NewCare further covenants that it will cooperate with the Buyer and take such further reasonable action as the Buyer may reasonably request (including, without limitation, making such reasonable representations as the Buyer may reasonably request), all to the extent required from time to time to enable the Buyer to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by

Rule 144. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require NewCare to register any of its securities under any section of the Exchange Act.

     (b) NewCare shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to the appropriate SEC registration statement form permitting registration of the Registrable Securities for resale by the Buyer in the manner or manners designated by it.

     7. Volume Limitations. Notwithstanding anything herein to the contrary, the Buyer may not sell any Registrable Securities without the prior written consent of NewCare prior to the effective date of the Registration Statement filed hereunder for such Registrable Securities, except that without such consent, the Buyer may sell the Registrable Securities to a buyer that acquires such Registrable Securities for investment and not with a view toward distribution thereof otherwise than pursuant to the terms of this Agreement; provided that the registration rights hereunder with respect to such Registrable Securities shall terminate immediately upon such transfer, and no subsequent holder thereof may avail itself of the rights of the Buyer hereunder.

     8. Other Covenants of the Buyer. Neither the Buyer, nor any Person controlled by or related to, nor any Affiliate of the Buyer (collectively, the "Stockholder Group") shall, directly or indirectly, acquire any shares of capital stock of NewCare which are then entitled to vote generally in the election of directors (the "Voting Securities") (except by way of stock dividend or other distributions or offerings made available to holders of Voting Securities generally) if the effect of such acquisition would be to increase the aggregate voting power in the election of directors of all Voting Securities then owned by all members of the Stockholder Group to greater than 15% of such total combined voting power of all the Voting Securities then outstanding.

     9.     Miscellaneous.

     (a) In the event of a breach by NewCare of its obligations under this Agreement, the Buyer, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. NewCare agrees that monetary damages would not be adequate compensation for any loss incurred by reason or a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) NewCare has not entered, as of the date hereof and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Buyer. NewCare represents and warrants that the rights granted to the Buyer hereunder do not in any way conflict with the rights granted to the holders of NewCare's securities under any other agreements.

     (c) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless NewCare has obtained the written consent of the Buyer.

     (d) All notices and other communications provided for or permitted hereunder shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar nationally recognized service) or five (5) Business Days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

          If to the Buyer:

               Lenox Healthcare, Inc.
               75 South Church Street, Suite 650
               Pittsfield, Massachusetts  01201
               Fax No. (413) 448-2120
               Attn:  General Counsel

          If to NewCare:

               NewCare Health Corporation
               6000 Lake Forrest Drive
               Suite 200
               Atlanta, Georgia 30328
               Fax No. (404) 843-9677
               Attention:  General Counsel

          with a copy (which will constitute notice to NewCare) to:

               Rogers & Hardin LLP
               2700 International Tower
               229 Peachtree Street, NE
               Atlanta, Georgia 30303
               Fax No. (404) 525-2224
               Attention:  Steven E. Fox, Esq.

     (e) NewCare will maintain, or will cause its transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which NewCare has received notice will be recorded. NewCare may deem and treat the Person in whose name Registrable Securities are registered in such register of NewCare as the owner thereof for all purposes.

     (f) This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.

     (g) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

     (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF THE STATE OF GEORGIA, EXCEPT THAT BODY OF LAW RELATING TO CHOICE OF LAWS.

     (j) If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect, and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

     (k) This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as provided in the Purchase Agreement and the agreements ancillary thereto, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by NewCare with respect to the securities issued pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

     (l) In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (m) Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate the make effective the transactions contemplated hereby.

     (n) This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 5 hereof, each of which shall remain in effect in accordance with their terms.

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
     IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement or caused this Registration Rights Agreement to be executed and delivered by its duly authorized officer, all as of the date first written above.

                              NEWCARE HEALTH CORPORATION


                              By:/s/ Chris Brogdon
                              Name:
                              Title:


                              LENOX HEALTHCARE, INC.


                              By:/s/ Thomas M. Clarke
                              Name: Thomas M. Clarke
                              Title: President


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